Integrated Management Information, Inc.
221 Wilcox Street, Suite A
Castle Rock, CO 80104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE	July 18, 2007
TIME	10:00a.m. Mountain Daylight Time
PLACE	Castle Rock Chamber of Commerce Conference Room 420 Perry Street Castle Rock, Colorado 80104

ITEMS OF BUSINESS     (1) To elect five (5) directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

(2)	To ratify the appointment of Randall Gruber & Company, CPA, PC.

RECORD DATE  Holders of Integrated Management Information, Inc. common stock of record at the close of business on June 15, 2007 are entitled to vote at the meeting.

PROXY VOTING    It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly. Should you have any questions or need any additional information, you are urged to call the company at (303) 895-3002.

By Order of the Board of Directors

/s/ John Saunders
John Saunders, Chairman

Castle Rock, CO
June 12, 2007

Integrated Management Information, Inc.
221 Wilcox Street, Suite A
Castle Rock, CO 80104
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PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 18, 2007

INTRODUCTION

General

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated Management Information, Inc. (the “Company”) for use at the Annual Meeting of Shareholders of the Company and at any adjournment thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held at the Castle Rock Chamber of Commerce Conference Room, 420 Perry Street, Castle Rock, Colorado 80104 on July 18, 2007 at 10 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about June 18, 2007.

Matters to be Voted on by Shareholders

At the Annual Meeting, the shareholders will vote upon two proposals, the election of directors, and the ratification of the Company’s certifying public accounting firm. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.

Proxies

The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein and FOR the ratification of the company’s certifying public accounting firm. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

Revocation of Proxies

Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Record Date

Shareholders of record at the close of business on June 15, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.

Voting Securities

On the Record Date, the total number of shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), outstanding and entitled to vote was 19,328,839.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Voting Procedures

Casting Votes.“Record” shareholders of Common Stock (that is, persons holding Common Stock in their own name in Integrated Management Information, Inc. stock records maintained by our transfer agent, Corporate Stock Transfer, Inc., of Denver, Colorado, may attend the Annual Meeting and vote in person or complete and sign the accompanying proxy card and return it to Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209.

Counting of Votes. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Required Vote to Constitute a Quorum and Approve Proposals. Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The ratification of the Company’s certifying public accounting firm also requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions will have no effect on the election of directors or the ratification of the certifying public accounting firm.

PROPOSALS

The stockholders are being asked to consider and vote upon two proposals at the meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors:

Proposal	Board Recommendation
1 - Election of Directors	FOR
2 - Ratification of the company’s certifying public accounting firm	FOR

Following is a detailed description of the proposals to be considered by the stockholders.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be voted on is the election of directors. The Board’s nominees are John Saunders, Dr. Gary Smith, Adam Larson, Robert Van Schoick II and Peter C. Lapaseotes, Jr. Biographical information about each of the nominees is included in “Director Information” below. If elected, each of the nominees will serve until the next annual meeting of shareholders and will be subject to reelection at such meeting along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the company’s bylaws, directors are elected by a plurality vote of shares represented and entitled to vote at the meeting. That means the five (5) nominees will be elected if they receive more affirmative votes than any other nominees.

The Board of Directors recommends a vote “For” all nominees.

Director Information

Set out below is certain information concerning our nominees for election as directors of the Company:

John Saunders. Age 35. Mr. Saunders is the founder, President and Chief Executive Officer of Integrated Management Information, Inc. and has been a member of the board of directors of the Company since 1995. Prior to founding the Company, Mr. Saunders was a Partner in Pathfinder Consulting Services, Inc. in Parker, Colorado. Mr. Saunders holds a bachelor degree from Yale University.

Dr. Gary Smith. Age 69. Dr. Smith is a professor in the Department of Animal Science at Colorado State University, a position he has held since 1990. Dr. Smith received his PhD in Meat Science and Muscle Biolgy from Texas A&M University. Dr. Smith has also taught at Washington State University, Texas A&M University and FSIS-USDA National Meat Inspection Training Center. Dr. Smith is a member of multiple professional association and societies and has received numerous academic awards. Dr. Smith has been a member of the board of directors since 2006.

Adam Larson. Age 38. Mr. Larson has been involved in the cattle feeding and ranching business since 1991. During that period he has been a member and manager of eight family organizations involved in cattle ranching and cattle feeding and is primarily involved in cattlefeeding. Mr. Larson holds a Bachelors Degree in Business and Finance from the University of Colorado. Mr. Larson has been a member of the board of directors since 2006.

Robert Van Schoick II, Age 55. Mr. Van Schoick was employed by Merck & Co. from 1978 through September 2006, all in sales and marketing . From 1997 through 2006 he served in the sales and marketing departments of Merial, a Merck joint venture. In September 2006, he joined Med-Pharmex Animal Health, a company based in Dallas, Texas, as its president . Mr. Van Schoick holds both a BA & MA degree from Austin College and a BS in Animal Science from Texas A&M University.

Peter C. Lapaseotes, Jr. Age 48. Mr. Lapaseotes has been employed on the family farm and feeding operations in Bridgeport, Nebraska. The farm has a cow calf operation, a grass cattle operation and a finish feed yard. Mr. Lapaseotes is also a director and owner of a number of businesses, including John Deere dealerships and Mercantile Farm and Ranch Stores.

PROPOSAL 2 - RATIFICATION OF THE COMPANY’S CERTIFYING PUBLIC ACCOUNTING FIRM

The shareholders are asked to ratify the appointment of Randall Gruber & Company, CPA, PA as the independent auditors of the books and accounts of the Company for the year-ending December 31, 2007. Such ratification will require the favorable vote of the holders of a majority of the shares of common stock present and voting in person or by Proxy.

The Board of Directors recommends a vote “For” this proposal

Expenses of Solicitation

All the expenses of soliciting proxies from shareholders and other expenses incurred in the printing and forwarding of proxies and proxy statements will be borne by the Company.

Other Matters

The Board of Directors does not intend to bring any other matter before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matter properly comes before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgement on such matters.

Whether or not you are planning to attend the Annual Meeting , you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

By Order of the Board of Directors

/s/ John Saunders
John Saunders, Chairman

Castle Rock, CO
June 12, 2007

INTEGRATED MANAGEMENT INFORMATION, INC.
221 WILCOX STREET, SUITE A
CASTLE ROCK, CO 80104
Proxy for Annual Meeting of Shareholders
to be held on July 18, 2007

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Saunders as Proxy with full power of substitution in the name, place and stead of the undersigned to vote at a Annual Meeting of Shareholders (the “Meeting”) of Integrated Management Information, Inc., a Colorado corporation, (the “Company”) on July 18, 2007 at 10a.m. MDT or at any adjournment or adjournments thereof, in the matters designated below, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present.

1.	To elect five (5) directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

John Saunders; Dr. Gary Smith; Adam Larson; Robert Van Schoick II and Peter C. Lapaseotes, Jr.

࿇ FOR  ࿇ AGAINST  ࿇ ABSTAIN

2.	To ratify the appointment of Randall Gruber & Company, CPA, PC.

࿇ FOR  ࿇ AGAINST  ࿇ ABSTAIN

(Please sign below)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

Please sign hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

Date: ___, 2007

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Print Ownership Name

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Signature

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Signature if held jointly